UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 3, 2025
Date of Report (date of earliest event reported)
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JUSHI HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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British Columbia (State or other jurisdiction of incorporation or organization)	000-56468 (Commission File Number)	98-1547061 (I.R.S. Employer Identification Number)
301 Yamato Road, Suite 3250 Boca Raton, FL 33431
(Address of principal executive offices and zip code)
(561) 617-9100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 3, 2025, Jushi Holdings Inc. (the “Company”) held its 2025 Annual General Meeting of Shareholders (the “Meeting”). As of the record date of April 17, 2025 (the “record date”), there were 196,696,597 shares of the Company’s subordinate voting shares, no par value (“Subordinate Voting Shares”), outstanding (each entitled to one vote per share). Of the total shares outstanding as of the record date, 85,412,599 shares, or 43.424%, were represented in person or by proxy at the Meeting.

At the Meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the final voting results indicated below:

Proposal 1. Setting the number of directors that shall constitute the board of directors of the Company at five:

For	Against	Broker Non-Votes
84,212,913 (98.595%)	1,199,686 (1.405%)	0

Proposal 2. Election of five directors to hold office for a term expiring at the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Name of Directors Elected	For	Withhold	Broker Non-Votes
James A. Cacioppo	41,857,327 (80.639%)	10,049,782 (19.361%)	33,505,490
Benjamin Cross	42,123,565 (81.152%)	9,783,544 (18.848%)	33,505,490
Stephen Monroe	42,105,515 (81.117%)	9,801,594 (18.883%)	33,505,490
Marina Hahn	51,503,280 (99.222%)	403,829 (0.778%)	33,505,490
Billy Wafford	51,472,616 (99.163%)	434,493 (0.837%)	33,505,490

Proposal 3. The appointment of Macias Gini & O'Connell LLP as auditors for the Company and the authorization of the Board to fix the auditors' remuneration and set the terms of engagement:

For	Withhold	Broker Non-Votes
84,375,191 (98.785%)	1,037,408 (1.215%)	0

Item 7.01. Regulation FD Disclosure.
On June 3, 2025, the Company issued a press release announcing the results of the Meeting, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Jushi Holdings Inc., dated June 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUSHI HOLDINGS INC.
Date: June 3, 2025	By:	/s/ Jon Barack
Jon Barack
President, Chief Revenue Officer and Corporate Secretary